Update on Cyber Incident	12 Months Ended
Mar. 31, 2021
Disclosure of Update on Cyber Incident [Abstract]
Update on Cyber Incident
38. Update on Cyber Incident

On October 22, 2020, the Company experienced a cybersecurity incident related to ransom-ware. The company employed two leading cyber security incident response firms to assist with the investigation process. The incident was contained in a timely fashion and an enterprise-wide remediation was undertaken to ensure all traces of infection are completely removed from the network. Since then, the Company has strength
e
ned
a series of technical controls to augment the current cyber security posture and has also focused on implementing significant improvements to its cyber and data security systems to safeguard from such risks in the future.